UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1838100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia	22901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to Vote of Security Holders.

On March 6, 2024, Blue Ridge Bankshares, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) to consider and vote on the following proposals: (1) to approve the issuance of shares of common stock of the Company representing more than 20% of the outstanding shares of the Company’s common stock, including upon the exercise of certain warrants to be issued by the Company, in each case, in a private placement, in accordance with the requirements of the NYSE American Company Guide (the “Capital Raise Proposal”); (2) to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 150,000,000 (the “Articles of Amendment Proposal”); and (3) to adjourn the Special Meeting to a later date or dates, if necessary, to solicit additional proxies to establish a quorum or approve the Capital Raise Proposal or the Articles Amendment Proposal (the “Adjournment Proposal”).

As of January 16, 2024, the record date for the Special Meeting, there were 19,198,379 shares of the Company’s common stock outstanding and entitled to vote. At the Special Meeting, there were present in person or by proxy 17,419,871 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.

Proposal 1: Capital Raise Proposal

Shareholders approved the Capital Raise Proposal.

For	Against	Abstain	Non-votes
12,655,931	918,795	237,623	3,607,523

Proposal 2: Articles Amendment Proposal

Shareholders approved the Articles Amendment Proposal.

For	Against	Abstain	Non-votes
15,291,932	1,842,381	285,559	0

Proposal 3: Adjournment Proposal

For	Against	Abstain	Non-votes
16,171,742	892,463	355,666	0

The Company received sufficient votes to approve the Capital Raise Proposal and the Articles Amendment Proposal and, therefore, no adjournment of the Special Meeting was required to solicit additional votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.
(Registrant)

Date: March 7, 2024	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

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